MERRILL LYNCH
DRAGON FUND, INC.











FUND LOGO











Quarterly Report

September 30, 1996





Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper

MERRILL LYNCH DRAGON FUND, INC.



Asset Allocation
Aa a Percentage* of
Net Assets as of
September 30, 1996


A map illustrating the following percentages:

India            0.4%
Indonesia        6.7%
Singapore       10.5%
Malaysia        14.3%
Thailand         9.2%
Hong Kong       44.0%
South Korea      3.7%
Taiwan           1.2%
Philippines      6.9%

[FN]
*Total may not equal 100%.





DEAR SHAREHOLDER


The "dragon" stock markets declined during the quarter ended September 30, 1996. (As defined in the Merrill Lynch Dragon Fund, Inc.'s prospectus, the dragon stock markets consist of all the stock markets in Asia and the Pacific Basin other than Japan, Australia and New Zealand.) Concerns about current account deficits in certain countries, slowing export growth and a likely US interest rate increase continued to deter investors. In addition, there were new concerns about the possibility that Asia, after 15 years of extraordinary economic growth, has finally reached a stage of much slower growth.

During the September quarter, the total returns for Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -0.06%, -0.29%, -0.30% and -0.06%, respectively. The unmanaged Morgan Stanley Capital International Combined Far East Free (Ex-Japan and Ex-Taiwan) Index returned -1.23% for the same period.
(Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

Investment Activities
Recent earnings reports in Hong Kong provided a pleasant surprise for investors. The two main banks in the market, HSBC Holdings, Ltd. and Hang Seng Bank, announced higher-than-expected earnings growth for the first half of the year. In addition, Cheung Kong Holdings Ltd., the blue chip property development company, had better results than originally forecast. Both HSBC and Cheung Kong Holdings Ltd. are large positions in the Fund. Stronger-than-expected earnings growth led analysts to make an upward earnings revision for the Hong Kong market. The Fund is currently overweighted in the property development, banking and China-related sectors of the Hong Kong Stock market.

In contrast to the positive results of some Hong Kong companies, the latest round of earnings from companies in The People's Republic of China were uninspiring. In particular, earnings for companies in the important petrochemical sector were disappointing because of falling product prices in China. In terms of the economy, it appeared that the government is moving in the direction of further monetary policy easing. However, the Chinese do not want a repeat of the boom and bust cycles which occurred in the late 1980s and early 1990s. It is likely that the government will ease credit selectively and moderately. The Fund's direct exposure to China is concentrated in the shares of Guangdong Investment, Ltd., Henderson Capital International convertible bonds and Citic Pacific Ltd.

The release of the July current account figures for Malaysia provided some relief for investor pessimism since the figures showed a surplus for the second consecutive month. The surplus was caused mainly by a significant fall in imports rather than an increase in exports. The stronger Malaysian ringgit relative to the yen also reduced the value of imports as compared to last year. The central bank has not yet moved to lower interest rates because it believes that credit and monetary growth remain too strong. However, interbank interest rates declined slightly, causing one bank to lower base lending rates. It appears that the rate of growth for the Malaysian economy has slowed.

As economic overheating fears subside in the second half of this year, investor concerns will start to focus on corporate earnings. The earnings outlook will be discounted to reflect the sluggish macroeconomic conditions. If the Malaysian central bank does slow the rate of money supply growth, its stock market is likely to be negatively affected. Over the past years, the Malaysian market was shown to be liquidity-driven.

Concerns about a slowing economy, arising from a decline in the electronics sector globally, caused a retrenchment in the Singapore stock market during the quarter ended September 30, 1996. The 2.1% fall in June of non-oil exports, versus a consensus expectation of 10% growth, is the first decline registered since December 1991. Most economists are revising forecasts of gross domestic product
(GDP) growth for 1996 to about 7.7% from 8.7%. Corporate earnings growth has been generally lower than expectations.

Thailand's economy was beset by a range of woes. In the forefront was the high current account deficit, which stands at about 8% of GDP. Connected to this problem is the recently reported decline in export growth. This drop in export growth engendered arguments about the structural adjustments--from low value-added industries to higher value-added industries--which are necessary in order for Thailand to become more globally competitive.

In addition, there is the problem of its pegged currency which, over the years, led to high inflation, and consequently to a rising real effective exchange rate. There are questions about the sustainability of the baht peg. There are also concerns about the oversupply in the property market. Finally, the latest corporate results showed earnings growth to be in single digits, as opposed to the forecasted 20% or more. Needless to say, forecasts for 1997 were adjusted down accordingly, and these various concerns led to a sharp decline in the Stock Exchange of Thailand Index over the past two months. The Fund was neutrally weighted in this market over the past year. Our overweighting in the banking sector proved advantageous as earnings and valuations for Thai banks are much better than for other companies.

In the Philippines, the economy exhibited some strength in the second quarter of 1996 with GDP growth of about 5.7%. Similar to the rest of the Asian countries, there was some slowing in export growth, mainly in the electronics sector. However, earnings growth continued to be strong and valuations remained relatively reasonable. In addition, the economy is still engaged in a secular growth phase.

During the quarter ended September 30, 1996, the Indonesian stock market lost some of the gains which it made in the first half of 1996. The decline can be attributed to political uncertainty following the riots in Jakarta which were instigated by members of the opposition party. There are two issues which concern investors: the president's successor and the expansion of democracy. President Suharto's health was questioned when he went to Germany to have a heart condition evaluated. He is currently 78 years old and has not named a successor. If Indonesia was a true democracy, succession would not be a big issue. However, after two decades of autocratic rule, it is hard to imagine a smooth transition of power. Suharto also indicated by his actions against the opposition party that he is unwilling to expand the reaches of democracy.

On Indonesia's economic front, the central bank has to keep interest rates high in order to fight inflationary pressures. Money supply growth was also unacceptably high, and corporate earnings results were mixed. Consumer companies had disappointing earnings because of increas-ing competition. Some companies that manufacture cyclical products, such as cement, had better-than-expected results.

The Fund's largest holdings in Indonesia are in tobacco and infrastructure-related issues. We began shifting out of the consumer sector because of declining profit margins, increasing competition and falling market shares.

The Korean stock market declined over the quarter ended September
30, 1996. July's trade deficit was at a historic high. Industrial production growth declined to 3.8% year-over-year in June, from 9.8% in May. The capacity utilization rate fell below 80%, and inventories increased more than 20% year-over-year. The consumer price index rose 5.6% in July, well above the government's target. To give the market a boost, the government announced that the foreign holdings limit would be raised from 18% to 20% in September. Therefore, there will be more stock available for foreigners to buy, particularly in Korean Electric & Power Corp. (KEPCO), the electric utility. In addition to the large supply of stock depressing the share price, we are also concerned about the earnings of this company in 1997. The government, in an effort to help industry, announced that public utility tariffs would not be raised, which would impact KEPCO negatively. We trimmed our holdings in this stock for these reasons. We also sold our holdings in Shinsegae Department Stores Co. in order to purchase a position in South Korea.

In India, there was little movement toward budget reforms during the quarter ended September 30, 1996. Although infrastructure development is constantly discussed, the government still has not initiated policies which will lead to an actual inflow of direct foreign investment. There was no discussion of fiscal reform apart from raising more taxes from the corporate sector through the imposition of a minimum alternate tax of 12.9%. This tax, and a further reduction in import duties, will lead to a fall in earnings growth. An easing liquidity environment may offset lower earnings growth in the short term.


Investment Outlook and
Strategy
The Asian markets have been lackluster since 1993. Valuations at that time had expanded beyond supportable levels. Therefore, we expected share prices to fall until a valuation adjustment had taken place. We believe that valuations have been realigned to reasonable levels because the price/earnings ratio of the dragon countries is no longer at a premium to the price/earnings ratio of the United States equity market. However, investors are now concerned about current account deficits in certain countries and slowing export growth. Analysts believe that economic growth in Asia will no longer sustain the levels seen in the past ten years. Naturally, the Asian economies have matured, and growth in some of the more mature countries will not reach lofty levels. Although Asian economic growth rates are still the highest in the world, investors are currently adjusting to slower economic growth rates and more moderate earnings growth rates.

In Conclusion
We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager



October 21, 1996





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                                                     12 Month    3 Month
                                                  9/30/96    6/30/96     9/30/95     % Change    % Change
Class A Shares                                     $17.10     $17.11      $15.89      +7.61%      -0.06%
Class B Shares                                      16.96      17.01       15.76      +7.61       -0.29
Class C Shares                                      16.76      16.81       15.64      +7.16       -0.30
Class D Shares                                      17.14      17.15       15.91      +7.73       -0.06
Class A Shares--Total Return                                                          +8.83(1)    -0.06
Class B Shares--Total Return                                                          +7.78(2)    -0.29
Class C Shares--Total Return                                                          +7.80(3)    -0.30
Class D Shares--Total Return                                                          +8.66(4)    -0.06

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.176 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.025 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.091 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.136 per share ordinary income dividends.

Performance
Summary--
Class A Shares***
                                     Net Asset Value      Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.43        $15.05        $0.241           $0.251            -10.82%
1995                               15.05         15.99          --              0.176            + 7.44
1/1/96--9/30/96                    15.99         17.10          --               --              + 6.94
                                                              ------           ------
                                                        Total $0.241     Total $0.427

                                                           Cumulative total return as of 9/30/96: +2.47%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Performance
Summary--
Class B Shares
                                     Net Asset Value      Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1995                               15.03         15.98          --              0.025            + 6.49
1/1/96--9/30/96                    15.98         16.96          --               --              + 6.13
                                                              ------           ------
                                                        Total $0.247     Total $0.270

                                                          Cumulative total return as of 9/30/96: +75.42%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.29        $14.92        $0.241           $0.229            -10.98%
1995                               14.92         15.79          --              0.091            + 6.46
1/1/96--9/30/96                    15.79         16.76          --               --              + 6.14
                                                              ------           ------
                                                        Total $0.241     Total $0.320

                                                           Cumulative total return as of 9/30/96: +0.59%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares***
                                     Net Asset Value      Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1995                               15.08         16.05          --              0.136            + 7.35
1/1/96--9/30/96                    16.05         17.14          --               --              + 6.79
                                                              ------           ------
                                                        Total $0.247     Total $0.609

                                                          Cumulative total return as of 9/30/96: +81.45%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

PERFORMANCE DATA (concluded)


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +8.83%         +3.12%
Inception (10/21/94) through 9/30/96       +1.26          -1.51

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**


Class B Shares*
Year Ended 9/30/96                        + 7.78%        + 3.78%
Inception (5/29/92) through 9/30/96       +13.83         +13.83

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                         +7.80%         +6.80%
Inception (10/21/94) through 9/30/96       +0.30          +0.30

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        + 8.66%        + 2.96%
Inception (5/29/92) through 9/30/96       +14.72         +13.30

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                        (in US Dollars)
                                 Face Amount/                                                                      Percent of
COUNTRIES    Industries          Shares Held        Long-Term Investments                 Cost            Value    Net Assets
Hong Kong    Banking               1,200,000  Dao Heng Bank Group Ltd.               $    5,245,523   $    4,733,085    0.3%
                                   8,071,000  Guoco Group, Ltd.                          35,028,436       39,453,212    2.5
                                   4,371,106  HSBC Holdings, Ltd.                        50,692,232       81,115,988    5.2
                                                                                     --------------   --------------  ------
                                                                                         90,966,191      125,302,285    8.0

             Conglomerates         6,745,000  Citic Pacific Ltd.                         22,796,209       30,529,045    1.9
                                  19,676,542  First Pacific Company Ltd.                 20,946,989       29,771,304    1.9
                                  33,504,104  Guangdong Investment, Ltd.                 18,323,147       23,613,357    1.5
                                  10,042,000  Hutchison Whampoa, Ltd.                    43,438,391       67,528,450    4.3
                                   3,537,000  Swire Pacific Ltd. 'A'                     20,320,090       31,675,105    2.0
                                   7,228,000  Swire Pacific Ltd. 'B'                      9,490,519       10,235,180    0.7
                                                                                     --------------   --------------  ------
                                                                                        135,315,345      193,352,441   12.3

             Electronic/          12,200,000  ASM Pacific Technology Ltd.                 4,026,946        9,781,709    0.6
             Semiconductors

             Insurance            23,683,000  National Mutual Asia, Ltd.                 11,198,241       20,826,143    1.3

             Leisure         US$   8,716,000  HSH Overseas Finance Ltd.,
                                              5% due 1/06/2001                            9,611,586        9,718,340    0.6
                                   1,076,500  Hong Kong & Shanghai Hotels Ltd.            1,384,636        1,942,010    0.1
                                                                                     --------------   --------------  ------
                                                                                         10,996,222       11,660,350    0.7

             Publishing &          7,600,000  South China Morning Post Holdings Ltd.      4,440,430        5,651,252    0.4
             Broadcasting          4,401,000  Television Broadcasts Ltd.                 17,630,137       16,362,605    1.0
                                                                                     --------------   --------------  ------
                                                                                         22,070,567       22,013,857    1.4

             Real Estate           9,666,000  Cheung Kong Holdings Ltd.                  53,327,250       74,375,000    4.8
                             US$  15,900,000  Henderson Capital International, 5%
                                              due 3/28/1997 (b)                          17,032,175       13,833,000    0.9
                                   4,323,688  New World Development Co., Ltd.            13,975,841       22,700,928    1.5
                             US$   5,150,000  New World Development Co. Ltd., 4.375%
                                              due 12/11/2000                              5,822,455        5,909,625    0.4
                                   6,207,100  Sun Hung Kai Properties, Ltd.              40,790,596       66,021,878    4.2
                                   3,973,000  Wharf Holdings Ltd.                        14,713,572       16,441,134    1.1
                             US$   9,840,000  Wharf Holdings Ltd., 5% due 7/15/2000       9,335,976       12,349,200    0.8
                                                                                     --------------   --------------  ------
                                                                                        154,997,865      211,630,765   13.7

             Telecommunications   27,506,346  Hong Kong Telecommunications, Ltd.         51,281,409       49,799,406    3.2

             Utilities--Electric   4,851,200  China Light & Power Co., Ltd.              22,444,036       22,584,730    1.4
             & Gas                13,188,787  Hong Kong and China Gas Company Ltd.       15,087,452       22,428,169    1.4
                                   1,099,065  Hong Kong and China Gas Company Ltd.
                                              (Warrants) (a)                                      0          334,006    0.0
                                                                                     --------------   --------------  ------
                                                                                         37,531,488       45,346,905    2.8
                                              Total Long-Term Investments in
                                              Hong Kong                                 518,384,274      689,713,861   44.0


India        Consumer--Durables      456,000  IFB Industries Ltd.                         3,998,000          623,865    0.0

             Finance                  66,210  Housing Development Finance Corp., Ltd.     6,346,656        4,293,378    0.3

             Pharmaceuticals          99,200  Ranbaxy Laboratories Ltd.                   2,000,872        1,702,070    0.1

             Steel                     2,871  Essar Steel Ltd.                                8,186            1,555    0.0

                                              Total Long-Term Investments in India       12,353,714        6,620,868    0.4

SCHEDULE OF INVESTMENTS (continued)                                                                            (in US Dollars)
                                 Face Amount/                                                                      Percent of
COUNTRIES    Industries          Shares Held        Long-Term Investments                 Cost            Value    Net Assets
Indonesia    Banking               6,740,729  P.T. Bank International Indonesia
                                              (Foreign)                              $    9,385,800   $    9,865,897    0.6%

             Food                 10,648,032  P.T. Mayora Indah                           6,540,523        4,469,148    0.3

             Infrastructure       25,778,000  P.T. Citra Marga Nusaphala Persada         17,106,077       17,477,551    1.1

             Insurance            11,721,000  P.T. Lippo Life Insurance (Foreign)        12,047,256       10,343,543    0.7

             Miscellaneous--       1,877,250  P.T. Modern Photo Film                      5,624,954        5,454,773    0.4
             Consumer

             Telecommunications      374,500  P.T. Telekomunikasi Indonesia (ADR)*        9,205,351       11,656,312    0.8

             Tobacco               4,574,500  P.T. Hanjaya Mandala Sampoerna              4,200,216       44,504,391    2.8

                                              Total Long-Term Investments in
                                              Indonesia                                  64,110,177      103,771,615    6.7

Malaysia     Banking               4,256,000  Affin Holdings BHD                          6,646,052        9,851,459    0.6
                                   3,014,400  Arab-Malaysian Merchant Bank BHD            7,134,948       21,894,912    1.4
                                   3,202,000  Malayan Banking BHD                        11,414,612       31,819,372    2.0
                                   8,197,333  Public Bank BHD (Foreign)                  11,766,174       15,179,641    1.0
                                                                                     --------------   --------------  ------
                                                                                         36,961,786       78,745,384    5.0

             Conglomerates        11,040,560  Renong BHD                                 14,220,969       16,919,723    1.1
                             US$   3,185,000  Renong BHD, 2.50% due 1/15/2005 (b)         3,742,823        3,551,275    0.2
                                                                                     --------------   --------------  ------
                                                                                         17,963,792       20,470,998    1.3

             Construction          5,200,000  I.J.M. Corp. BHD                            6,266,933       10,127,310    0.6

             Finance                 938,000  Hong Leong Credit BHD                       6,877,505        4,379,854    0.3

             Food                  1,721,700  Nestle Malaysia BHD                         7,333,320       13,261,288    0.9

             Insurance                28,000  Timah Langat BHD                              141,522          145,269    0.0

             Leisure               5,116,000  Berjaya Sports ToTo BHD                    12,957,878       18,069,442    1.2
                                   1,281,500  Genting BHD                                11,837,879        9,308,098    0.6
                                   2,980,000  Resorts World BHD                          10,407,072       16,887,896    1.1
                                                                                     --------------   --------------  ------
                                                                                         35,202,829       44,265,436    2.9

             Manufacturing           369,000  Kian Joo Can Factory BHD                    2,097,757        2,032,246    0.1

             Publishing &          1,693,000  Star Publications BHD                       5,823,761        5,709,323    0.4
             Broadcasting

             Real Estate           6,038,000  Land & General BHD                         10,103,122       12,891,926    0.8

             Telecommunications    1,791,000  Telekom Malaysia BHD                       12,287,753       15,796,424    1.0
                             US$  14,870,000  Telekom Malaysia BHD, 4% due
                                              10/03/2004                                 15,069,023       15,316,100    1.0
                                                                                     --------------   --------------  ------
                                                                                         27,356,776       31,112,524    2.0

                                              Total Long-Term Investments in
                                              Malaysia                                  156,129,103      223,141,558   14.3


Philippines  Banking               1,144,900  Philippine Commercial International
                                              Bank, Inc.                                 13,448,889       15,840,697    1.0

             Beverages             4,703,864  San Miguel Corporation 'B'                  7,050,507       15,440,164    1.0

             Conglomerates         1,422,183  Benpres Holdings Corp. (GDR)**             11,972,986       10,495,710    0.6

             Construction         14,269,300  DMCI Holdings Inc.                          8,803,557       10,620,280    0.7

             International        16,566,770  International Container Terminal
             Trade                            Services, Inc. (ICTSI)                      8,867,496       11,065,591    0.7

             Real Estate          13,983,990  Ayala Land, Inc. 'B'                       13,613,624       17,079,682    1.1

             Retail               60,490,170  SM Prime Holdings, Inc.                    10,093,708       14,083,589    0.9

             Utilities--Electric   1,845,935  Manila Electric Co. (MERALCO) 'B'           7,066,092       13,668,374    0.9
             & Gas

                                              Total Long-Term Investments in the
                                              Philippines                                80,916,859      108,294,087    6.9


Singapore    Airlines              1,772,000  Singapore Airlines Ltd. (Foreign)          13,516,176       17,877,371    1.1

             Automotive            1,341,000  Cycle & Carriage, Ltd.                      6,415,726       14,577,123    0.9

             Banking               2,310,000  Development Bank of Singapore Ltd.
                                              (Foreign)                                  24,171,390       28,392,895    1.8
                                   1,272,976  Overseas Chinese Banking Corp.
                                              (Foreign)                                   7,797,018       15,284,756    1.0
                                   2,398,704  United Overseas Bank (Foreign)             16,931,394       23,347,954    1.5
                                                                                     --------------   --------------  ------
                                                                                         48,899,802       67,025,605    4.3

             Beverages             1,247,600  Fraser & Neave Ltd.                        14,614,946       12,852,718    0.8

             Conglomerates         2,133,200  ACMA Ltd.                                   5,905,447        5,092,399    0.4
                                     630,800  ACMA Ltd. (Warrants) (a)                      151,463          434,725    0.0
                                                                                     --------------   --------------  ------
                                                                                          6,056,910        5,527,124    0.4

             Publishing &            999,400  Singapore Press Holdings Ltd.              10,640,309       18,248,369    1.2
             Broadcasting                     (Foreign)

             Real Estate           1,862,000  City Development Ltd.                      15,104,510       15,874,956    1.0
                                   3,870,000  DBS Land Ltd.                              12,140,189       12,812,931    0.8
                                                                                     --------------   --------------  ------
                                                                                         27,244,699       28,687,887    1.8

                                              Total Long-Term Investments in
                                              Singapore                                 127,388,568      164,796,197   10.5

South Korea  Electronic/                 522  Samsung Electronics Co. (GDR)**                41,083           26,101    0.0
             Semiconductors              157  Samsung Electronics Co. (New Shares)
                                              (GDR)**                                         3,317            5,534    0.0
                                                                                     --------------   --------------  ------
                                                                                             44,400           31,635    0.0

             Retail                   61,455  Shinsegae Department Stores Co.             2,054,060        3,498,952    0.2

             Steel                   143,600  Pohang Iron & Steel Co., Ltd.              13,187,601       10,289,449    0.6

             Telecommunications       23,329  Korea Mobile Telecommunications Corp.      18,117,958       27,291,114    1.8

             Utilities--Electric     504,580  Korean Electric & Power Corp.              16,804,308       16,686,898    1.1
             & Gas

                                              Total Long-Term Investments in
                                              South Korea                                50,208,327       57,798,048    3.7


Taiwan       Closed-End Funds        732,600  R.O.C. Taiwan Fund (ADR)*                   6,951,756        7,875,450    0.5
                                     347,000  Taiwan Fund Inc. (ADR)*                     7,770,219        8,024,375    0.5
                                                                                     --------------   --------------  ------
                                                                                         14,721,975       15,899,825    1.0

             Electronic/             301,600  Advanced Semiconductor Engineering,
             Semiconductors                   Inc. (GDR)**                                2,495,679        2,322,320    0.2

                                              Total Long-Term Investments in Taiwan      17,217,654       18,222,145    1.2

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US Dollars)
                                 Face Amount/                                                                      Percent of
COUNTRIES    Industries          Shares Held        Long-Term Investments                 Cost            Value    Net Assets
Thailand     Banking               1,155,360  Bangkok Bank Public Company Ltd.       $    8,269,986   $   15,094,425    1.0%
                             US$  18,544,000  Bangkok Bank Public Company Ltd.,
                                              3.25% due 3/03/2004 (b)                    20,867,247       20,583,840    1.3
                                   3,063,333  Industrial Finance Corp. of Thailand        4,959,597       11,994,398    0.8
                                     654,347  Siam Commercial Bank Public Co.
                                              (Foreign)                                   6,217,446        7,930,855    0.5
                             US$   9,791,000  Siam Commercial Bank Public Co.,
                                              3.25% due 1/24/2004 (b)                    10,884,329       10,672,190    0.7
                                   1,512,300  Thai Farmers Bank, Ltd. (Foreign)          14,255,142       15,949,016    1.0
                                     206,537  Thai Farmers Bank, Ltd. (Foreign)
                                              (Warrants) (a)                                204,387          203,188    0.0
                                                                                     --------------   --------------  ------
                                                                                         65,658,134       82,427,912    5.3

             Financial Services    1,534,800  Finance One Co., Ltd. (Foreign)             6,904,837        9,059,499    0.6
                                   1,388,000  Phatra Thanakit Co., Ltd.                   9,855,656        7,919,880    0.5
                                                                                     --------------   --------------  ------
                                                                                         16,760,493       16,979,379    1.1

             Mutual Funds         18,477,000  Ruam Pattana Fund II                        8,601,546       10,361,138    0.6

             Oil & Gas             1,234,500  PTT Exploration and Production Public
                                              Co., Ltd. (Foreign)                        11,993,094       18,265,859    1.2

             Real Estate             875,700  Land & House Public Co. (Foreign)           6,495,991       10,820,471    0.7

             Telecommunications      410,000  Advanced Information Service Public
                                              Company Ltd.                                3,162,662        5,614,670    0.3

                                              Total Long-Term Investments in
                                              Thailand                                  112,671,920      144,469,429    9.2


                                              Total Long-Term Investments             1,139,380,596    1,516,827,808   96.9


                                       Face
                                      Amount        Short-Term Securities


United       Commercial      US$   5,300,000  CSW Credit, Inc., 5.31% due 10/08/1996      5,294,528        5,294,528    0.3
States       Paper***             27,642,000  General Electric Capital Corp., 5.80%
                                              due 10/01/1996                             27,642,000       27,642,000    1.8
                                  10,000,000  Goldman Sachs Group L.P., 5.32% due
                                              10/25/1996                                  9,964,533        9,964,533    0.6
                                              National Fleet Funding Corp.:
                                  12,000,000    5.27% due 10/18/1996                     11,970,137       11,970,137    0.8
                                   5,000,000    5.30% due 10/11/1996                      4,992,639        4,992,639    0.3

                                              Total Investments in Short-Term
                                              Securities                                 59,863,837       59,863,837    3.8


             Total Investments                                                       $1,199,244,433    1,576,691,645  100.7
                                                                                     ==============
             Liabilities in Excess of Other Assets                                                       (10,639,064)  (0.7)
                                                                                                      --------------  ------
             Net Assets                                                                               $1,566,052,581  100.0%
                                                                                                      ==============  ======


             Net Asset Value:     Class A--Based on net assets of $47,180,244 and 2,758,498
                                           shares outstanding                                         $        17.10
                                                                                                      ==============
                                  Class B--Based on net assets of $1,156,153,234 and 68,175,457
                                           shares outstanding                                         $        16.96
                                                                                                      ==============
                                  Class C--Based on net assets of $63,892,894 and 3,811,410
                                           shares outstanding                                         $        16.76
                                                                                                      ==============
                                  Class D--Based on net assets of $298,826,209 and 17,439,116
                                           shares outstanding                                         $        17.14
                                                                                                      ==============

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Convertible security.




PORTFOLIO INFORMATION



Investments
As of 9/30/96


Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings, Ltd.                          5.2%
Cheung Kong Holdings Ltd.                    4.8
Hutchison Whampoa, Ltd.                      4.3
Sun Hung Kai Properties, Ltd.                4.2
Hong Kong Telecommunications, Ltd.           3.2
P.T. Hanjaya Mandala Sampoerna               2.8
Guoco Group, Ltd.                            2.5
Malayan Banking BHD                          2.0
Swire Pacific Ltd. 'A'                       2.0
Citic Pacific Ltd.                           1.9


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Banking                                     24.2%
Real Estate                                 18.1
Conglomerates                               14.6
Telecommunications                           8.1
Utilities--Electric & Gas                    4.8
Leisure                                      3.6
Publishing & Broadcasting                    3.0
Tobacco                                      2.8
Insurance                                    2.0
Beverages                                    1.8



EQUITY PORTFOLIO CHANGES


For the Quarter Ended September 30, 1996

Additions

ACMA Ltd. (Warrants)
Kian Joo Can Factory BHD
Korea Mobile Telecommunications Corp.
Star Publications BHD
Thai Farmers Bank, Ltd. (Foreign) (Warrants)
Timah Langat BHD


Deletions

ABC Communications Holdings Ltd.
Renong BHD (4% Convertible Preferred)
  (ICULS)
Samsung Electronics Co.
Samsung Electronics Co.
  (New Common 1-96)
Shinsegae Department Stores Co.
  (New Shares)